United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2024

CLARUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34767 (Commission File Number)	58-1972600 (IRS Employer Identification Number)

2084 East 3900 South, Salt Lake City, Utah (Address of principal executive offices)	84124 (Zip Code)

Registrant’s telephone number, including area code: (801) 278-5552

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.0001 per share	CLAR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

On March 8, 2024, the Company delivered letters (each, a “Letter” and collectively, the “Letters”) to each of Greenhouse Funds LLLP and its affiliates (collectively, “Greenhouse”) and Mr. Warren B. Kanders and its affiliates (collectively, “Kanders”) approving their respective requests to be permitted under the Company’s Rights Agreement dated as of February 12, 2008 to increase their beneficial ownership to up to 15.0% of the Company’s outstanding shares of common stock with respect to Greenhouse and up to 26.7% of the Company’s outstanding shares of common stock with respect to Kanders.

Such approval set forth in each respective Letter is conditioned upon, and subject to, among other things: (i) Greenhouse not increasing its beneficial ownership to in excess of 15.0% of the Company’s outstanding shares of common stock and Kanders not increasing its beneficial ownership to in excess of 26.7% of the Company’s outstanding shares of common stock; and (ii) each of Greenhouse and Kanders increasing its respective beneficial ownership to up to the applicable permitted percentage of the Company’s outstanding shares of common stock set forth in the respective Letters, if at all, on or before the twelve month anniversary of the date of each Letter.

Furthermore, in the event that Greenhouse or Kanders reduces its respective beneficial ownership to below 9.9% of the Company’s outstanding shares of common stock, the applicable respective Letters with such party shall immediately terminate and Greenhouse or Kanders, as applicable, would need to obtain a new approval from the Company’s Board of Directors before seeking to again increase its respective beneficial ownership to in excess of 9.9% of the Company’s outstanding shares of common stock.

Mr. Kanders is the Company’s Executive Chairman of the Board of Directors and a member of the Company’s Board of Directors.

Copies of the Letters are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference as if fully set forth herein. The foregoing summary description of the Letters is not intended to be complete and is qualified in its entirety by the complete text of the Letters.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

99.1	Letter to Greenhouse Funds LLLP dated March 8, 2024.
99.2	Letter to Warren B. Kanders dated March 8, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2024

CLARUS CORPORATION

By:	/s/ Michael J. Yates
Name: Michael J. Yates
Title: Chief Financial Officer